ILLUMINA INC.
5200 Illumina Way
San Diego, CA 92122

September 28, 2018

To:	Holders of Illumina, Inc.’s 0% Convertible Senior Notes due 2019 (“2019 Notes”) and 0.5% Convertible Senior Notes due 2021 (“2021 Notes” and, together with the 2019 Notes, the “Notes”)

and

The Bank of New York Mellon Trust Company, N.A.
400 South Hope Street, Suite 400
Los Angeles, CA 900721
Attention: Corporate Trust Administration

Re:    Notice of Convertibility of Notes

Ladies and Gentlemen:

Reference is hereby made to the Indenture, dated as of June 11, 2014 (the “2019 Notes Indenture”), by and between Illumina, Inc. (the “Company”) and The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “2019 Notes Trustee”) and the Indenture, dated as of June 11, 2014 (the “2021 Notes Indenture” and, together with the 2019 Notes Indenture, the “Indentures”) by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “2021 Notes Trustee” and referred to herein as the “Trustee”). Capitalized terms used herein without definition shall have the meanings assigned to them in the 2019 Notes Indenture, with respect to holders of the 2019 Notes and in the 2021 Notes Indenture, with respect to holders of the 2021 Notes.

Pursuant to Section 12.01(a)(ii) of each Indenture, the Notes shall become convertible during any calendar quarter (and only during such calendar quarter) after the calendar quarter ending September 30, 2014 and prior to the close of business on the trading day immediately preceding March 15, 2019 in the case of the 2019 Notes, and March 15, 2021 in the case of the 2021 Notes, if the Last Reported Sale Price of the Common Stock for twenty (20) or more Trading Days in the period of thirty (30) consecutive Trading Days ending on the last Trading Day of the immediately preceding calendar quarter exceeds 130% of the applicable Conversion Price in effect on the last Trading Day of the immediately preceding Calendar Quarter (the “Sale Price Conversion Condition”).

The Company hereby provides notice that the Sale Price Conversion Condition has been satisfied with respect to the calendar quarter ended September 30, 2018 and, accordingly, Holders may convert all or any portion (if the portion to be converted is $1,000 principal amount or an integral multiple thereof) of their Notes during the calendar quarter ending December 31, 2018 in accordance with the requirements of the respective Indentures, including with respect to Section 12.02 of each Indenture, at the Conversion Rate of 3.9318 shares of Common Stock per $1,000 principal amount of Notes, subject to the terms of the Indentures.

No adjustment to the Conversion Rate pursuant to Section 12.03 of either Indenture has taken effect as a result of the satisfaction of the Sale Price Conversion Condition.

Conversion Procedures

The following sets forth the procedures a Holder must follow to convert their Notes:

Holders of beneficial interests in a Global Note. Holders of a beneficial interest in a Global Note need only comply with The Depository Trust Company’s procedures for converting a beneficial interest in a Global Note and, if required, pay funds equal to any interest payable on the next Interest Payment Date to which such Holder is not entitled and, if required, pay all taxes or duties, if any.

Holders of certificated Notes. Holders of certificated Notes must (a) complete and manually sign and deliver to the Conversion Agent (including by facsimile) the relevant Notice of Conversion contained as Exhibit A (with respect to the 2019 Notes) or Exhibit B (with respect to the 2021 Notes) hereto which states the principal amount of Notes to be converted, (b) surrender such Notes to the Conversion Agent (including any appropriate endorsement and transfer documents), (c) if required, pay funds equal to any interest payable on the next Interest Payment Date to which such Holder is not entitled and (d) if required, pay all taxes or duties, if any. The Notice of Conversion is irrevocable.

Conversion Date. A Holder’s Conversion Date means the date that such Holder has complied with the requirements summarized above pursuant to Section 12.02(g) of the applicable Indenture.

Conversion Agent. The Trustee is acting as the Conversion Agent.

Interest for 2019 Notes. Upon conversion, a Holder of 2019 Notes will not receive any separate cash payment for accrued and unpaid Additional Interest unless such conversion occurs between a Regular Record Date and the Interest Payment Date to which it relates. The Company’s settlement shall be deemed to satisfy its obligation to pay the principal amount of the Note and accrued and unpaid Additional Interest to, but not including, the Conversion Date. As a result, accrued and unpaid Additional Interest to, but not including, the Conversion Date shall be deemed to be paid in full rather than cancelled, extinguished or forfeited.

Interest for 2021 Notes. Upon conversion, a Holder of 2021 Notes will not receive any separate cash payment for accrued and unpaid interest unless such conversion occurs between a Regular Record Date and the Interest Payment Date to which it relates. The Company’s settlement shall be deemed to satisfy its obligation to pay the principal amount of the Note and accrued and unpaid interest to, but not including, the Conversion Date. As a result, accrued and unpaid interest to, but not including, the Conversion Date shall be deemed to be paid in full rather than cancelled, extinguished or forfeited.

Stock Taxes. If a Holder converts Notes, the Company will pay any documentary, stamp or similar issue or transfer tax due on the issue of any shares of the Company’s Common Stock upon the conversion, unless the tax is due because the Holder requests any shares to be issued in a name other than the Holder’s name, in which case the Holder will pay that tax.

Settlement upon Conversion

Methods of Settlement. Upon conversion, the Company may choose to pay or deliver, as the case may be, either cash (“cash settlement”), shares of its Common Stock (“physical settlement”) or a combination of cash and shares of its Common Stock (“combination settlement”), as described below. Each of these settlement methods as a “settlement method.”

The Company will use the same settlement method for all conversions occurring on any given Conversion Date. However, the Company will not have any obligation to use the same settlement method with respect to conversions that occur on different Conversion Dates. That is, the Company may choose on one Conversion Date to settle conversions by physical settlement, and choose on another conversion date cash settlement or combination settlement. If the Company elects a settlement method, the Company will inform Holders so converting of such settlement method it has selected no later than the second Trading Day immediately following the related Conversion Date. If the Company does not timely elect a settlement method in respect of a particular Conversion Date, the Company will no longer have the right to elect cash settlement or physical settlement for that date and the Company will be deemed to have elected combination settlement in respect of its conversion obligation and the Specified Dollar Amount will be equal to $1,000. If the Company has timely elected combination settlement in respect of any conversion, but the Company fails to notify the converting Holders of the Specified Dollar Amount, it will be deemed to have elected that the Specified Dollar Amount be $1,000. It is the Company’s current intent and policy to settle conversions through combination settlement with a Specified Dollar Amount of $1,000.

Settlement amounts will be computed as follows:

•
If the Company elects physical settlement, the Company will deliver to the converting Holder a number of shares of Common Stock equal to the product of (1) the aggregate principal amount of Notes to be converted, divided by $1,000, and (2) the Conversion Rate of 3.9318 shares of Common Stock per $1,000 principal amount of Notes;

•
If the Company elects cash settlement, the Company will pay to the converting Holder for each $1,000 principal amount of Notes being converted cash in an amount equal to the sum of the Daily Conversion Values for each of the 20 consecutive Trading Days during the relevant Cash Settlement Averaging Period; and

•
If the Company elects (or is deemed to have elected) combination settlement, the Company will pay or deliver, as the case may be, to the converting Holder in respect of each $1,000 principal amount of Notes being converted a “settlement amount” equal to the sum of the Daily Settlement Amounts for each of the 20 consecutive Trading Days during the relevant Cash Settlement Averaging Period.

Delivery of Consideration. The Company will deliver the consideration due in respect of conversion no later than the third business day immediately following the relevant Conversion Date (if the Company elects physical settlement) or no later than the third business day immediately following the last Trading Day of the relevant Cash Settlement Averaging Period (in the case of any other settlement method).

Fractional Shares. The Company shall not issue any fractional share of Common Stock upon conversion of the Notes and shall instead elect, in its sole discretion, to (1) pay cash in lieu of any fractional share of Common Stock issuable upon conversion based on the Daily VWAP of the Common Stock on the relevant Conversion Date (in the case of physical settlement) or based on the Daily VWAP on the last Trading Day of the relevant Cash Settlement Averaging Period (in the case of combination settlement) or (2) round up the number of shares of Common Stock issuable upon conversion of Notes to the nearest whole number of shares. For each Note surrendered for conversion, if the Company has elected (or been deemed to elect) combination settlement, the full number of shares that shall be issued upon conversion thereof shall be computed on the basis of the aggregate Daily Settlement Amounts for the applicable Cash Settlement Averaging Period and any fractional share remaining after such computation may, in the Company’s sole discretion, be paid in cash or rounded up to the nearest whole share. In addition, if more than one Note shall be surrendered for conversion at one time by the same Holder, the number of full shares that shall be issued upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof) so surrendered.

[Signature Page Follows]

ILLUMINA, INC.

By: _____________________________

Name:
Title:

Exhibit A

Form of Notice of Conversion (2019 Notes)

NOTICE OF CONVERSION
The undersigned Holder of this Note hereby irrevocably exercises the option to convert this Note, or any portion of the principal amount hereof (which is U.S. $1,000 or an integral multiple of U.S. $1,000 in excess thereof, provided that the unconverted portion of such principal amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof) below designated in accordance with the terms of the Indenture referred to in this Note, and directs that any shares of Common Stock or Reference Property issued upon conversion, together with a check in payment for any fractional share (as applicable) and any Notes representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock, Reference Property or Notes are to be registered in the name of a Person other than the undersigned, (a) the undersigned shall pay all transfer taxes payable with respect thereto and (b) signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934. Any amount required to be paid by the undersigned on account of Additional Interest accompanies this Note.

Dated:________________________________	_________________________________________
Signature(s)

If shares or Notes are to be registered in the name of a Person other than the Holder, please print such Person’s name and address:
___________________________________
(Name)
___________________________________
___________________________________
(Address)
___________________________________
Social Security or other Identification Number, if any
___________________________________
[Signature Guaranteed]

If only a portion of the Notes is to be converted, please indicate:

1.	Principal amount to be converted: U.S. $

2.	Principal amount and denomination of Notes representing unconverted principal amount to be issued:

 Amount: U.S. $             Denominations: U.S. $
(U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof, provided that the unconverted portion of such principal amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof)

Exhibit B

Form of Notice of Conversion (2021 Notes)

NOTICE OF CONVERSION
The undersigned Holder of this Note hereby irrevocably exercises the option to convert this Note, or any portion of the principal amount hereof (which is U.S. $1,000 or an integral multiple of U.S. $1,000 in excess thereof, provided that the unconverted portion of such principal amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof) below designated in accordance with the terms of the Indenture referred to in this Note, and directs that any shares of Common Stock or Reference Property issued upon conversion, together with a check in payment for any fractional share (as applicable) and any Notes representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock, Reference Property or Notes are to be registered in the name of a Person other than the undersigned, (a) the undersigned shall pay all transfer taxes payable with respect thereto and (b) signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934. Any amount required to be paid by the undersigned on account of interest accompanies this Note.

Dated:________________________________	_________________________________________
Signature(s)

If shares or Notes are to be registered in the name of a Person other than the Holder, please print such Person’s name and address:
___________________________________
(Name)
___________________________________
___________________________________
(Address)
___________________________________
Social Security or other Identification Number, if any
___________________________________
[Signature Guaranteed]

If only a portion of the Notes is to be converted, please indicate:

1.	Principal amount to be converted: U.S. $

2.	Principal amount and denomination of Notes representing unconverted principal amount to be issued:

 Amount: U.S. $             Denominations: U.S. $
(U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof, provided that the unconverted portion of such principal amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof)